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American
   Express(R)
 Annuities

                    IDS Life of New York
                    Symphony
                    Annuity

                                                              2003 Annual Report
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AMERICAN                       Issued by: IDS Life Insurance Company of New York
 EXPRESS
(R)

Annual Financial Information

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of the 13 segregated asset subaccounts of IDS Life of New York Account SBS, referred to in Note 1, as of December 31, 2003, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the 13 segregated asset subaccounts of IDS Life of New York Account SBS, referred to in Note 1, at December 31, 2003, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP

Minneapolis, Minnesota

March 19, 2004

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1  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Statements of Assets and Liabilities
                                                                                    Segregated Asset Subaccounts
December 31, 2003                                                     BCR             BSI        BMG        BAP           BDS
Assets
Investments in shares of mutual funds and portfolios:
   at cost                                                          $24,974          $--         $--     $  874,174     $490,772
                                                                    -------          ---         ---     ----------     --------
at market value                                                     $17,575          $--         $--     $1,334,588     $458,548
Dividends receivable                                                     --           --          --             --           --
Receivable from mutual funds and portfolios for share redemptions        --           --          --         19,314       26,125
                                                                    -------          ---         ---     ----------     --------
Total assets                                                         17,575           --          --      1,353,902      484,673
                                                                    =======          ===         ===     ==========     ========
Liabilities
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                        20           --          --          1,536          548
   Administrative charge                                                  4           --          --            307          109
   Certificate terminations                                              --           --          --         17,471       25,468
                                                                    -------          ---         ---     ----------     --------
Total liabilities                                                        24           --          --         19,314       26,125
                                                                    -------          ---         ---     ----------     --------
Net assets applicable to contracts in accumulation period           $17,551          $--         $--     $1,334,588     $458,548
                                                                    =======          ===         ===     ==========     ========
Accumulation units outstanding                                       12,524           --          --        588,037      274,632
                                                                    =======          ===         ===     ==========     ========
Net asset value per accumulation unit                               $  1.40          $--         $--     $     2.27     $   1.67
                                                                    =======          ===         ===     ==========     ========

                                                                                    Segregated Asset Subaccounts
December 31, 2003 (continued)                                         BEX          BTR         BIH          BEM         BEG
Assets
Investments in shares of mutual funds and portfolios:
   at cost                                                         $ 93,836     $506,962    $594,527       $223,608   $1,118,762
                                                                    --------     --------    --------       --------   ----------
   at market value                                                 $162,187     $697,697    $536,147       $111,105   $  589,019
Dividends receivable                                                     --           --          --             --           --
Receivable from mutual funds and portfolios for share redemptions       229          962         727            152          806
                                                                   --------     --------    --------       --------   ----------
Total assets                                                        162,416      698,659     536,874        111,257      589,825
                                                                   ========     ========    ========       ========   ==========
Liabilities
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                       184          794         606            127          672
   Administrative charge                                                 37          159         121             25          134
   Certificate terminations                                               8            9          --             --           --
                                                                   --------     --------    --------       --------   ----------
Total liabilities                                                       229          962         727            152          806
                                                                   --------     --------    --------       --------   ----------
Net assets applicable to contracts in accumulation period          $162,187     $697,697    $536,147       $111,105   $  589,019
                                                                   ========     ========    ========       ========   ==========
Accumulation units outstanding                                       67,182      251,186     358,525         76,614      106,001
                                                                   ========     ========    ========       ========   ==========
Net asset value per accumulation unit                              $   2.41     $   2.78    $   1.50       $   1.45   $     5.56
                                                                   ========     ========    ========       ========   ==========

See accompanying notes to financial statements.

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2  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Statements of Assets and Liabilities
                                                                                               Segregated Asset Subaccounts
December 31, 2003 (continued)                                                                  BGI          BIE         BMO
Assets
Investments in shares of mutual funds and portfolios:
   at cost                                                                                $1,074,789    $468,688     $110,158
                                                                                          ----------    --------     --------
at market value                                                                           $  590,720    $184,734     $110,155
Dividends receivable                                                                              --          --            1
Receivable from mutual funds and portfolios for share redemptions                             15,324         252          150
                                                                                          ----------    --------     --------
Total assets                                                                                 606,044     184,986      110,306
                                                                                          ==========    ========     ========
Liabilities
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                                                773         210          126
   Administrative charge                                                                         155          42           25
   Certificate terminations                                                                   14,396          --           --
                                                                                          ----------    --------     --------
Total liabilities                                                                             15,324         252          151
                                                                                          ----------    --------     --------
Net assets applicable to contracts in accumulation period                                 $  590,720    $184,734     $110,155
                                                                                          ==========    ========     ========
Accumulation units outstanding                                                               312,809     166,733       89,873
                                                                                          ==========    ========     ========
Net asset value per accumulation unit                                                     $     1.89    $   1.11     $   1.23
                                                                                          ==========    ========     ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
3  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Statements of Operations
                                                                                    Segregated Asset Subaccounts
Year ended December 31, 2003                                            BCR        BSI         BMG          BAP         BDS
Investment income
Dividend income from mutual funds and portfolios                     $   99          $--         $--    $  7,893      $27,970
Variable account expenses                                               238           --          --      18,627        7,056
                                                                     ------          ---         ---    --------      -------
Investment income (loss) -- net                                        (139)          --          --     (10,734)      20,914
                                                                     ======          ===         ===    ========      =======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in mutual
   funds and portfolios:
   Proceeds from sales                                                1,446           --          --     138,682       42,309
   Cost of investments sold                                           2,384           --          --     104,326       45,177
                                                                     ------          ---         ---    --------      -------
Net realized gain (loss) on sales of investments                       (938)          --          --      34,356       (2,868)
Distributions from capital gains                                         --           --          --          --           --
Net change in unrealized appreciation or depreciation of
   investments                                                        4,959           --          --     230,772       26,809
                                                                     ------          ---         ---    --------      -------
Net gain (loss) on investments                                        4,021           --          --     265,128       23,941
                                                                     ------          ---         ---    --------      -------
Net increase (decrease) in net assets resulting from
   operations                                                        $3,882          $--         $--    $254,394      $44,855
                                                                     ======          ===         ===    ========      =======

                                                                                    Segregated Asset Subaccounts
Year ended December 31, 2003 (continued)                                BEX        BTR         BIH          BEM         BEG
Investment income
Dividend income from mutual funds and portfolios                    $ 1,874     $  3,622    $ 22,875   $      --     $     --
Variable account expenses                                             2,311        8,871       8,087       1,873        7,815
                                                                    -------     --------    --------   ---------     --------
Investment income (loss) -- net                                        (437)      (5,249)     14,788      (1,873)      (7,815)
                                                                    =======     ========    ========   =========     ========
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in mutual
   funds and portfolios:
   Proceeds from sales                                               54,257       14,623      16,188      96,439       59,165
   Cost of investments sold                                          39,449       13,163      17,443     241,244      152,296
                                                                    -------     --------    --------   ---------     --------
Net realized gain (loss) on sales of investments                     14,808        1,460      (1,255)   (144,805)     (93,131)
Distributions from capital gains                                         --           --          --          --           --
Net change in unrealized appreciation or depreciation of
   investments                                                       18,860      190,832     (12,915)    184,184      263,658
                                                                    -------     --------    --------   ---------     --------
Net gain (loss) on investments                                       33,668      192,292     (14,170)     39,379      170,527
                                                                    -------     --------    --------   ---------     --------
Net increase (decrease) in net assets resulting from
   operations                                                       $33,231     $187,043    $    618   $  37,506     $162,712
                                                                    =======     ========    ========   =========     ========

                                                                                               Segregated Asset Subaccounts
Year ended December 31, 2003 (continued)                                                       BGI          BIE         BMO
Investment income
Dividend income from mutual funds and portfolios                                           $   1,548     $    --     $    310
Variable account expenses                                                                      9,298       2,437        2,368
                                                                                           ---------     -------     --------
Investment income (loss) -- net                                                               (7,750)     (2,437)      (2,058)
                                                                                           =========     =======     ========
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in mutual
   funds and portfolios:
   Proceeds from sales                                                                       128,572       4,616      266,633
   Cost of investments sold                                                                  241,592      13,248      266,640
                                                                                           ---------     -------     --------
Net realized gain (loss) on sales of investments                                            (113,020)     (8,632)          (7)
Distributions from capital gains                                                                  --      13,847           --
Net change in unrealized appreciation or depreciation of
   investments                                                                               274,793      32,817            7
                                                                                           ---------     -------     --------
Net gain (loss) on investments                                                               161,773      38,032           --
                                                                                           ---------     -------     --------
Net increase (decrease) in net assets resulting from
   operations                                                                              $ 154,023     $35,595     $ (2,058)
                                                                                           =========     =======     ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
4  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Statements of Changes in Net Assets
                                                                                    Segregated Asset Subaccounts
Year ended December 31, 2003                                            BCR          BSI         BMG       BAP         BDS
Operations
Investment income (loss) -- net                                     $  (139)        $ --        $ --  $  (10,734)    $ 20,914
Net realized gain (loss) on sales of investments                       (938)          --          --      34,356       (2,868)
Distributions from capital gains                                         --           --          --          --           --
Net change in unrealized appreciation or depreciation of
   investments                                                        4,959           --          --     230,772       26,809
                                                                    -------         ----        ----  ----------     --------
Net increase (decrease) in net assets resulting from
   operations                                                         3,882           --          --     254,394       44,855
                                                                    =======         ====        ====  ==========     ========
Certificate transactions
Net transfers(1)                                                         --           --          --     (52,248)          --
Certificate terminations:
   Surrender benefits and certificate charges                        (1,214)          --          --     (66,120)     (35,253)
                                                                    -------         ----        ----  ----------     --------
Increase (decrease) from certificate transactions                    (1,214)          --          --    (118,368)     (35,253)
                                                                    -------         ----        ----  ----------     --------
Net assets at beginning of year                                      14,883           --          --   1,198,562      448,946
                                                                    -------         ----        ----  ----------     --------
Net assets at end of year                                           $17,551         $ --        $ --  $1,334,588     $458,548
                                                                    =======         ====        ====  ==========     ========
Accumulation unit activity
Units outstanding at beginning of year                               13,519           --          --     647,968      295,958
Net transfers(1)                                                         --           --          --     (28,464)          --
Certificate terminations:
   Surrender benefits and certificate charges                          (995)          --          --     (31,467)     (21,326)
                                                                    -------         ----        ----  ----------     --------
Units outstanding at end of year                                     12,524           --          --     588,037      274,632
                                                                    =======         ====        ====  ==========     ========

                                                                                    Segregated Asset Subaccounts
Year ended December 31, 2003 (continued)                              BEX          BTR         BIH          BEM         BEG
Operations
Investment income (loss) -- net                                    $   (437)    $ (5,249)   $ 14,788   $  (1,873)    $ (7,815)
Net realized gain (loss) on sales of investments                     14,808        1,460      (1,255)   (144,805)     (93,131)
Distributions from capital gains                                         --           --          --          --           --
Net change in unrealized appreciation or depreciation of
   investments                                                       18,860      190,832     (12,915)    184,184      263,658
                                                                   --------     --------    --------   ---------     --------
Net increase (decrease) in net assets resulting from
   operations                                                        33,231      187,043         618      37,506      162,712
                                                                   ========     ========    ========   =========     ========
Certificate transactions
Net transfers(1)                                                    (49,806)          --          --     (30,360)     (43,694)
Certificate terminations:
   Surrender benefits and certificate charges                        (2,140)      (4,070)     (6,300)    (64,206)      (7,656)
                                                                   --------     --------    --------   ---------     --------
Increase (decrease) from certificate transactions                   (51,946)      (4,070)     (6,300)    (94,566)     (51,350)
                                                                   --------     --------    --------   ---------     --------
Net assets at beginning of year                                     180,902      514,724     541,829     168,165      477,657
                                                                   --------     --------    --------   ---------     --------
Net assets at end of year                                          $162,187     $697,697    $536,147   $ 111,105     $589,019
                                                                   ========     ========    ========   =========     ========
Accumulation unit activity
Units outstanding at beginning of year                               94,555      253,059     362,742     156,872      118,627
Net transfers(1)                                                    (26,354)          --          --     (29,340)     (11,026)
Certificate terminations:
   Surrender benefits and certificate charges                        (1,019)      (1,873)     (4,217)    (50,918)      (1,600)
                                                                   --------     --------    --------   ---------     --------
Units outstanding at end of year                                     67,182      251,186     358,525      76,614      106,001
                                                                   ========     ========    ========   =========     ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
5  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Statements of Changes in Net Assets
                                                                                               Segregated Asset Subaccounts
Year ended December 31, 2003 (continued)                                                       BGI          BIE         BMO
Operations
Investment income (loss) -- net                                                            $  (7,750)   $ (2,437)   $  (2,058)
Net realized gain (loss) on sales of investments                                            (113,020)     (8,632)          (7)
Distributions from capital gains                                                                  --      13,847           --
Net change in unrealized appreciation or depreciation of
   investments                                                                               274,793      32,817            7
                                                                                           ---------    --------    ---------
Net increase (decrease) in net assets resulting from
   operations                                                                                154,023      35,595       (2,058)
                                                                                           =========    ========    =========
Certificate transactions
Net transfers(1)                                                                                  --          --       96,377
Certificate terminations:
   Surrender benefits and certificate charges                                               (119,275)     (2,179)    (264,265)
                                                                                           ---------    --------    ---------
Increase (decrease) from certificate transactions                                           (119,275)     (2,179)    (167,888)
                                                                                           ---------    --------    ---------
Net assets at beginning of year                                                              555,972     151,318      280,101
                                                                                           ---------    --------    ---------
Net assets at end of year                                                                  $ 590,720    $184,734    $ 110,155
                                                                                           =========    ========    =========
Accumulation unit activity
Units outstanding at beginning of year                                                       377,456     169,014      225,485
Net transfers(1)                                                                                  --          --       77,715
Certificate terminations:
   Surrender benefits and certificate charges                                                (64,647)     (2,281)    (213,327)
                                                                                           ---------    --------    ---------
Units outstanding at end of year                                                             312,809     166,733       89,873
                                                                                           =========    ========    =========

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Statements of Changes in Net Assets
                                                                                    Segregated Asset Subaccounts
Year ended December 31, 2002                                           BCR           BSI         BMG      BAP           BDS
Operations
Investment income (loss) -- net                                     $  (166)         $--         $--  $   (1,631)   $  35,911
Net realized gain (loss) on sales of investments                       (924)          --          --      60,282      (10,343)
Distributions from capital gains                                      1,481           --          --          --           --
Net change in unrealized appreciation or depreciation of
   investments                                                       (5,081)          --          --    (368,270)     (10,763)
                                                                    -------          ---         ---  ----------    ---------
Net increase (decrease) in net assets resulting from
   operations                                                        (4,690)          --          --    (309,619)      14,805
                                                                    =======          ===         ===  ==========    =========
Certificate transactions
Certificate purchase payments                                            --           --          --          --           --
Net transfers(1)                                                         --           --          --     (13,985)      (6,455)
Certificate terminations:
   Surrender benefits and certificate charges                        (1,235)          --          --    (202,634)     (99,834)
                                                                    -------          ---         ---  ----------    ---------
Increase (decrease) from certificate transactions                    (1,235)          --          --    (216,619)    (106,289)
                                                                    -------          ---         ---  ----------    ---------
Net assets at beginning of year                                      20,808           --          --   1,724,800      540,430
                                                                    -------          ---         ---  ----------    ---------
Net assets at end of year                                           $14,883          $--         $--  $1,198,562    $ 448,946
                                                                    =======          ===         ===  ==========    =========
Accumulation unit activity
Units outstanding at beginning of year                               14,517           --          --     757,595      367,946
Certificate purchase payments                                            --           --          --          --           --
Net transfers(1)                                                         --           --          --      (7,781)      (4,392)
Certificate terminations:
   Surrender benefits and certificate charges                          (998)          --          --    (101,846)     (67,596)
                                                                    -------          ---         ---  ----------    ---------
Units outstanding at end of year                                     13,519           --          --     647,968      295,958
                                                                    =======          ===         ===  ==========    =========

                                                                                    Segregated Asset Subaccounts
Year ended December 31, 2002 (continued)                               BEX           BTR         BIH      BEM           BEG
Operations
Investment income (loss) -- net                                    $  1,512    $  (3,630)   $ 53,809   $   6,874   $  (10,523)
Net realized gain (loss) on sales of investments                     19,131       46,829      (3,801)    (16,388)    (304,027)
Distributions from capital gains                                         --       12,007          --      65,964      120,069
Net change in unrealized appreciation or depreciation of
   investments                                                      (82,330)    (234,347)    (15,490)   (137,755)    (135,636)
                                                                   --------    ---------    --------   ---------   ----------
Net increase (decrease) in net assets resulting from
   operations                                                       (61,687)    (179,141)     34,518     (81,305)    (330,117)
                                                                   ========    =========    ========   =========   ==========
Certificate transactions
Certificate purchase payments                                            --           --          --          --           --
Net transfers(1)                                                         --           --       8,739          --      (27,175)
Certificate terminations:
   Surrender benefits and certificate charges                       (47,517)    (291,341)    (77,242)     (8,650)    (174,983)
                                                                   --------    ---------    --------   ---------   ----------
Increase (decrease) from certificate transactions                   (47,517)    (291,341)    (68,503)     (8,650)    (202,158)
                                                                   --------    ---------    --------   ---------   ----------
Net assets at beginning of year                                     290,106      985,206     575,814     258,120    1,009,932
                                                                   --------    ---------    --------   ---------   ----------
Net assets at end of year                                          $180,902    $ 514,724    $541,829   $ 168,165   $  477,657
                                                                   ========    =========    ========   =========   ==========
Accumulation unit activity
Units outstanding at beginning of year                              116,261      375,513     411,445     164,508      166,433
Certificate purchase payments                                            --           --          --          --           --
Net transfers(1)                                                         --           --       5,877          --       (7,127)
Certificate terminations:
   Surrender benefits and certificate charges                       (21,706)    (122,454)    (54,580)     (7,636)     (40,679)
                                                                   --------    ---------    --------   ---------   ----------
Units outstanding at end of year                                     94,555      253,059     362,742     156,872      118,627
                                                                   ========    =========    ========   =========   ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
7  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Statements of Changes in Net Assets
                                                                                                 Segregated Asset Subaccounts
Year ended December 31, 2002 (continued)                                                          BGI        BIE         BMO
Operations
Investment income (loss) -- net                                                            $  (7,171)  $  (3,355)   $  (4,352)
Net realized gain (loss) on sales of investments                                            (174,582)   (157,196)          (9)
Distributions from capital gains                                                              33,886      27,913           --
Net change in unrealized appreciation or depreciation of
   investments                                                                               (60,487)     71,718            5
                                                                                           ---------   ---------    ---------
Net increase (decrease) in net assets resulting from
   operations                                                                               (208,354)    (60,920)      (4,356)
                                                                                           =========   =========    =========
Certificate transactions
Certificate purchase payments                                                                  2,947          --           --
Net transfers(1)                                                                             (22,461)    (13,412)    (171,081)
Certificate terminations:
   Surrender benefits and certificate charges                                               (129,164)    (73,482)    (234,024)
                                                                                           ---------   ---------    ---------
Increase (decrease) from certificate transactions                                           (148,678)    (86,894)    (405,105)
                                                                                           ---------   ---------    ---------
Net assets at beginning of year                                                              913,004     299,132      689,562
                                                                                           ---------   ---------    ---------
Net assets at end of year                                                                  $ 555,972   $ 151,318    $ 280,101
                                                                                           =========   =========    =========
Accumulation unit activity
Units outstanding at beginning of year                                                       468,023     257,321      549,517
Certificate purchase payments                                                                  1,531          --           --
Net transfers(1)                                                                             (15,416)    (15,078)    (137,046)
Certificate terminations:
   Surrender benefits and certificate charges                                                (76,682)    (73,229)    (186,986)
                                                                                           ---------   ---------    ---------
Units outstanding at end of year                                                             377,456     169,014      225,485
                                                                                           =========   =========    =========

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Notes to Financial Statements

1. ORGANIZATION

IDS Life of New York Account SBS (the Variable Account) was established under New York law as a single unit investment trust of IDS Life Insurance Company of New York (IDS Life of New York) under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of New York.

The Variable Account is used as a funding vehicle for IDS Life of New York Symphony Annuity.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The subaccounts' investments in shares of the Funds as of Dec. 31, 2003 were as follows:

Subaccount   Invests exclusively in shares of                          Shares
BCR          AXP(R) Variable Portfolio - Capital Resource Fund             881
BSI          AXP(R) Variable Portfolio - Diversified Bond Fund              --
BMG          AXP(R) Variable Portfolio - Managed Fund                       --
BAP          Appreciation Portfolio                                     61,304
BDS          Diversified Strategic Income Portfolio                     50,115
BEX          Equity Index Portfolio                                      5,983
BTR          Fundamental Value Portfolio                                34,746
BIH          Intermediate High Grade Portfolio                          59,638
BEM          Salomon Brothers Variable All Cap Value Fund               32,487
BEG          Salomon Brothers Variable Emerging Growth Fund             30,268
BGI          Salomon Brothers Variable Growth and Income Fund          129,260
BIE          Salomon Brothers Variable International Equity Fund        26,019
BMO          Salomon Brothers Variable Money Market Fund               110,155

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

IDS Life of New York serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Fund

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Variable Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

--------------------------------------------------------------------------------
9  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

3. VARIABLE ACCOUNT EXPENSES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the certificate owners and annuitants will not affect the Variable Account. IDS Life of New York deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount.

IDS Life of New York also deducts a daily charge equal, on an annual basis, to 0.25% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by IDS Life of New York such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES

IDS Life of New York deducts a certificate administrative charge of $30 per year. This charge reimburses IDS Life of New York for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying certificate value.

5. SURRENDER CHARGES

IDS Life of New York may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the product's prospectus. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,009,588 in 2003 and $1,168,295 in 2002. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from certificate surrender benefits paid by IDS Life of New York.

6. RELATED PARTY TRANSACTIONS

Effective Nov. 1, 2003, management fees were paid indirectly to American Express Financial Corporation (AEFC), an affiliate of IDS Life Insurance Company (IDS
Life), in its capacity as investment manager for the American Express(R) Variable Portfolio Funds. This change did not affect the management of the Fund and did not change the management fees paid by the Fund. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages, to give effect to breakpoints in fees due to assets under management within each Fund as follows:

Fund                                                          Percentage range
AXP(R) Variable Portfolio - Capital Resource Fund             0.630% to 0.570%
AXP(R) Variable Portfolio - Diversified Bond Fund             0.610% to 0.535%
AXP(R) Variable Portfolio - Managed Fund                      0.630% to 0.550%

The fee may be adjusted upward or downward by a maximum performance incentive adjustment of 0.12% for AXP(R) Variable Portfolio - Capital Resource Fund and 0.08% for AXP(R) Variable Portfolio - Managed Fund. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets.

From Jan. 1, 2003 to Oct. 31, 2003, management fees were paid indirectly to IDS Life in its capacity as investment manager for the American Express(R) Variable Portfolio Funds. IDS Life, in turn, paid to AEFC a portion of these management fees based on a percentage of each Fund's average daily net assets for the year. This fee was equal to 0.25% for each Fund.

The American Express(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The American Express(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                          Percentage range
AXP(R) Variable Portfolio - Capital Resource Fund             0.050% to 0.030%
AXP(R) Variable Portfolio - Diversifed Bond Fund              0.050% to 0.025%
AXP(R) Variable Portfolio - Managed Fund                      0.040% to 0.020%

The American Express(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

--------------------------------------------------------------------------------
10  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2003 were as follows:

Subaccount   Investment                                               Purchases
BCR          AXP(R) Variable Portfolio - Capital Resource Fund         $    98
BSI          AXP(R) Variable Portfolio - Diversified Bond Fund              --
BMG          AXP(R) Variable Portfolio - Managed Fund                       --
BAP          Appreciation Portfolio                                      9,580
BDS          Diversified Strategic Income Portfolio                     27,970
BEX          Equity Index Portfolio                                      1,874
BTR          Fundamental Value Portfolio                                 5,304
BIH          Intermediate High Grade Portfolio                          24,676
BEM          Salomon Brothers Variable All Cap Value Fund                   --
BEG          Salomon Brothers Variable Emerging Growth Fund                 --
BGI          Salomon Brothers Variable Growth and Income Fund            1,547
BIE          Salomon Brothers Variable International Equity Fund        13,847
BMO          Salomon Brothers Variable Money Market Fund                96,720

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the subaccounts.

                                             BCR     BSI      BMG       BAP     BDS      BEX       BTR      BIH     BEM      BEG
Accumulation unit value
At Dec. 31, 2000                            $1.78   $1.12    $1.73     $2.41   $1.45    $2.88     $2.81    $1.32   $1.91    $6.51
At Dec. 31, 2001                            $1.43   $1.12    $1.49     $2.28   $1.47    $2.50     $2.62    $1.40   $1.57    $6.07
At Dec. 31, 2002                            $1.10      --       --     $1.85   $1.52    $1.91     $2.03    $1.49   $1.07    $4.03
At Dec. 31, 2003                            $1.40      --       --     $2.27   $1.67    $2.41     $2.78    $1.50   $1.45    $5.56
-----------------------------------------------------------------------------------------------------------------------------------
Units (000s)
At Dec. 31, 2001                               15      --       --       758     368      116       376      411     165      166
At Dec. 31, 2002                               14      --       --       648     296       95       253      363     157      119
At Dec. 31, 2003                               13      --       --       588     275       67       251      359      77      106
-----------------------------------------------------------------------------------------------------------------------------------
Net assets (000s)
At Dec. 31, 2001                              $21      --       --    $1,725    $540     $290      $985     $576    $258   $1,010
At Dec. 31, 2002                              $15      --       --    $1,199    $449     $181      $515     $542    $168     $478
At Dec. 31, 2003                              $18      --       --    $1,335    $459     $162      $698     $536    $111     $589
-----------------------------------------------------------------------------------------------------------------------------------
Investment income ratio(1)
For the year ended Dec. 31, 2001            0.30%      --       --     1.10%   8.77%    0.86%     0.66%    7.03%   3.93%       --
For the year ended Dec. 31, 2002            0.53%      --       --     1.38%   8.67%    2.16%     0.97%   11.50%   4.80%       --
For the year ended Dec. 31, 2003            0.62%      --       --     0.64%   5.97%    1.23%     0.62%    4.24%      --       --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio(2)
For the year ended Dec. 31, 2001            1.50%   1.50%    1.50%     1.50%   1.50%    1.50%     1.50%    1.50%   1.50%    1.50%
For the year ended Dec. 31, 2002            1.50%   1.50%    1.50%     1.50%   1.50%    1.50%     1.50%    1.50%   1.50%    1.50%
For the year ended Dec. 31, 2003            1.50%   1.50%    1.50%     1.50%   1.50%    1.50%     1.50%    1.50%   1.50%    1.50%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(3)
For the year ended Dec. 31, 2001          (19.66%)  0.00%  (13.87%)   (5.39%)   1.38% (13.19%)   (6.76%)   6.06% (17.80%)  (6.76%)
For the year ended Dec. 31, 2002          (23.08%)     --       --   (18.86%)   3.40% (23.60%)  (22.52%)   6.43% (31.85%) (33.61%)
For the year ended Dec. 31, 2003           27.27%      --       --    22.70%    9.87%  26.18%    36.95%    0.67%  35.51%   37.97%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

                                                                                                         BGI      BIE     BMO
Accumulation unit value
At Dec. 31, 2000                                                                                        $2.28    $1.71   $1.24
At Dec. 31, 2001                                                                                        $1.95    $1.16   $1.25
At Dec. 31, 2002                                                                                        $1.47    $0.90   $1.24
At Dec. 31, 2003                                                                                        $1.89    $1.11   $1.23
-----------------------------------------------------------------------------------------------------------------------------------
Units (000s)
At Dec. 31, 2001                                                                                          468      257     550
At Dec. 31, 2002                                                                                          377      169     225
At Dec. 31, 2003                                                                                          313      167      90
-----------------------------------------------------------------------------------------------------------------------------------
Net assets (000s)
At Dec. 31, 2001                                                                                         $913     $299    $690
At Dec. 31, 2002                                                                                         $556     $151    $280
At Dec. 31, 2003                                                                                         $591     $185    $110
-----------------------------------------------------------------------------------------------------------------------------------
Investment income ratio(1)
For the year ended Dec. 31, 2001                                                                        1.66%       --   2.74%
For the year ended Dec. 31, 2002                                                                        0.48%       --   0.50%
For the year ended Dec. 31, 2003                                                                        0.25%       --   0.20%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio(2)
For the year ended Dec. 31, 2001                                                                        1.50%    1.50%   1.50%
For the year ended Dec. 31, 2002                                                                        1.50%    1.50%   1.50%
For the year ended Dec. 31, 2003                                                                        1.50%    1.50%   1.50%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(3)
For the year ended Dec. 31, 2001                                                                      (14.47%) (32.16%)  0.81%
For the year ended Dec. 31, 2002                                                                      (24.62%) (22.41%) (0.80%)
For the year ended Dec. 31, 2003                                                                       28.57%   23.33%  (0.81%)
-----------------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

--------------------------------------------------------------------------------
12  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses.

Variable account charges of 1.50% of the daily net assets of the variable account.

Year ended Dec. 31,                            2003    2002   2001    2000    1999   1998    1997    1996   1995    1994
--------------------------------------------------------------------------------------------------------------------------
Subaccount BCR (Investing in shares of AXP(R)
Variable Portfolio - Capital Resource Fund)
(11/28/1994)
Accumulation unit value at beginning of
period                                        $1.10   $1.43  $1.78   $2.19   $1.79  $1.47   $1.20   $1.13  $1.01   $1.00
Accumulation unit value at end of period      $1.40   $1.10  $1.43   $1.78   $2.19  $1.79   $1.47   $1.20  $1.13   $1.01
Number of accumulation units outstanding
at end of period (000 omitted)                   13      14     15      15      13     14      13      13     --      --
--------------------------------------------------------------------------------------------------------------------------
Subaccount BSI (Investing in shares of AXP(R)
Variable Portfolio - Diversified Bond Fund)
(11/28/1994)
Accumulation unit value at beginning of
period                                        $1.11   $1.12  $1.12   $1.12   $1.12  $1.12   $1.09   $1.12  $0.99   $1.00
Accumulation unit value at end of period         --   $1.11  $1.12   $1.12   $1.12  $1.12   $1.12   $1.09  $1.12   $0.99
Number of accumulation units outstanding
at end of period (000 omitted)                   --      --     --      --      13     15      13      --     --      --
--------------------------------------------------------------------------------------------------------------------------
Subaccount BMG (Investing in shares of AXP(R)
Variable Portfolio - Managed Fund) (11/28/1994)
Accumulation unit value at beginning of
period                                        $1.14   $1.49  $1.73   $1.97   $1.87  $1.64   $1.39   $1.21  $0.99   $1.00
Accumulation unit value at end of period         --   $1.14  $1.49   $1.73   $1.97  $1.87   $1.64   $1.39  $1.21   $0.99
Number of accumulation units outstanding
at end of period (000 omitted)                   --      --     --      --      --     --      --      12     --      --
--------------------------------------------------------------------------------------------------------------------------
Subaccount BAP (Investing in shares of
Appreciation Portfolio) (3/15/1993)
Accumulation unit value at beginning of
period                                        $1.85   $2.28  $2.41   $2.45   $2.20  $1.88   $1.51   $1.28  $1.01   $1.03
Accumulation unit value at end of period      $2.27   $1.85  $2.28   $2.41   $2.45  $2.20   $1.88   $1.51  $1.28   $1.01
Number of accumulation units outstanding
at end of period (000 omitted)                  588     648    758   1,049   1,706  2,641   3,082   3,249  3,536   3,267
--------------------------------------------------------------------------------------------------------------------------
Subaccount BDS (Investing in shares of
Diversified Strategic Income Portfolio)
(3/15/1993)
Accumulation unit value at beginning of
period                                        $1.52   $1.47  $1.45   $1.43   $1.42  $1.36   $1.28   $1.16  $1.02   $1.06
Accumulation unit value at end of period      $1.67   $1.52  $1.47   $1.45   $1.43  $1.42   $1.36   $1.28  $1.16   $1.02
Number of accumulation units outstanding
at end of period (000 omitted)                  275     296    368     559     913  1,507   1,841   2,397  2,704   2,866
--------------------------------------------------------------------------------------------------------------------------
Subaccount BEX (Investing in shares of
Equity Index Portfolio) (3/15/1993)
Accumulation unit value at beginning of
period                                        $1.91   $2.50  $2.88   $3.22   $2.71  $2.14   $1.64   $1.37  $1.02   $1.03
Accumulation unit value at end of period      $2.41   $1.91  $2.50   $2.88   $3.22  $2.71   $2.14   $1.64  $1.37   $1.02
Number of accumulation units outstanding
at end of period (000 omitted)                   67      95    116     226     334  1,141   1,247   1,208  1,249   1,274
--------------------------------------------------------------------------------------------------------------------------
Subaccount BTR (Investing in shares of
Fundamental Value Portfolio) (12/3/1993)
Accumulation unit value at beginning of
period                                        $2.03   $2.62  $2.81   $2.37   $1.97  $1.91   $1.66   $1.34  $1.09   $1.03
Accumulation unit value at end of period      $2.78   $2.03  $2.62   $2.81   $2.37  $1.97   $1.91   $1.66  $1.34   $1.09
Number of accumulation units outstanding
at end of period (000 omitted)                  251     253    376     694     971  1,206   1,430   1,396  1,401     975
--------------------------------------------------------------------------------------------------------------------------
Subaccount BIH (Investing in shares of
Intermediate High Grade Portfolio)
(3/15/1993)
Accumulation unit value at beginning of
period                                        $1.49   $1.40  $1.32   $1.22   $1.29  $1.22   $1.14   $1.14  $0.98   $1.03
Accumulation unit value at end of period      $1.50   $1.49  $1.40   $1.32   $1.22  $1.29   $1.22   $1.14  $1.14   $0.98
Number of accumulation units outstanding
at end of period (000 omitted)                  359     363    411     936   1,324  1,533   1,684   1,324  1,390     734
--------------------------------------------------------------------------------------------------------------------------
Subaccount BEM (Investing in shares of
Salomon Brothers Variable All Cap Value
Fund) (3/15/1993)
Accumulation unit value at beginning of
period                                        $1.07   $1.57  $1.91   $1.62   $1.73  $1.50   $1.23   $1.18  $0.90   $1.02
Accumulation unit value at end of period      $1.45   $1.07  $1.57   $1.91   $1.62  $1.73   $1.50   $1.23  $1.18   $0.90
Number of accumulation units outstanding
at end of period (000 omitted)                   77     157    165     317     514    945   1,115   1,410  1,677   1,926
--------------------------------------------------------------------------------------------------------------------------
Subaccount BEG (Investing in shares of
Salomon Brothers Variable Emerging Growth
Fund) (12/3/1993)
Accumulation unit value at beginning of
period                                        $4.03   $6.07  $6.51   $5.10   $2.50  $1.85   $1.55   $1.33  $0.95   $1.04
Accumulation unit value at end of period      $5.56   $4.03  $6.07   $6.51   $5.10  $2.50   $1.85   $1.55  $1.33   $0.95
Number of accumulation units outstanding
at end of period (000 omitted)                  106     119    166     212     417    486     582     635    727     706
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

Variable account charges of 1.50% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                            2003    2002   2001    2000    1999   1998    1997    1996   1995    1994
--------------------------------------------------------------------------------------------------------------------------
Subaccount BGI (Investing in shares of Salomon
Brothers Variable Growth and Income Fund)
(3/15/1993)
Accumulation unit value at beginning of
period                                        $1.47   $1.95  $2.28   $2.21   $2.03  $1.84   $1.52   $1.29  $1.00   $1.05
Accumulation unit value at end of period      $1.89   $1.47  $1.95   $2.28   $2.21  $2.03   $1.84   $1.52  $1.29   $1.00
Number of accumulation units outstanding
at end of period (000 omitted)                  313     377    468     527     848  1,554   1,709   1,764  1,819   1,820
--------------------------------------------------------------------------------------------------------------------------
Subaccount BIE (Investing in shares of
Salomon Brothers Variable International
Equity Fund) (12/3/1993)
Accumulation unit value at beginning of
period                                        $0.90   $1.16  $1.71   $2.15   $1.31  $1.12   $1.16   $0.97  $0.91   $1.00
Accumulation unit value at end of period      $1.11   $0.90  $1.16   $1.71   $2.15  $1.31   $1.12   $1.16  $0.97   $0.91
Number of accumulation units outstanding
at end of period (000 omitted)                  167     169    257     340     629    888   1,227   1,430  1,467   1,872
--------------------------------------------------------------------------------------------------------------------------
Subaccount BMO (Investing in shares of
Salomon Brothers Variable Money Market
Fund*) (3/15/1993)
Accumulation unit value at beginning of
period                                        $1.24   $1.25  $1.24   $1.19   $1.16  $1.13   $1.10   $1.07  $1.03   $1.01
Accumulation unit value at end of period      $1.23   $1.24  $1.25   $1.24   $1.19  $1.16   $1.13   $1.10  $1.07   $1.03
Number of accumulation units outstanding
at end of period (000 omitted)                   90     225    550     373     373    458     460     343    395     539
--------------------------------------------------------------------------------------------------------------------------

* The 7-day simple and compound yields for Salomon Brothers Variable Money Market Fund as of Dec. 31, 2003 were (1.46%) and (1.45%), respectively.

--------------------------------------------------------------------------------
14  IDS LIFE OF NEW YORK SYMPHONY ANNUITY - 2003 ANNUAL REPORT

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Report of Ernst & Young LLP Independent Auditors

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

January 26, 2004

Minneapolis, Minnesota

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

BALANCE SHEETS

December 31,
(In thousands, except share amounts)
                                                                                                        2003          2002
ASSETS
Investments:
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $1,290,945; 2002, $1,199,951)         $1,342,994    $1,256,986
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             8            --
   Mortgage loans on real estate                                                                      158,581       112,239
   Policy loans                                                                                        29,640        30,743
                                                                                                    ---------     ---------
         Total investments                                                                          1,531,223     1,399,968
Cash and cash equivalents                                                                              13,615        24,106
Amounts recoverable from reinsurers                                                                    24,179        20,067
Amounts due from brokers                                                                                   12            --
Accounts receivable                                                                                     1,816         1,238
Premiums due                                                                                              315           338
Accrued investment income                                                                              17,020        16,921
Deferred policy acquisition costs                                                                     184,357       168,371
Other assets                                                                                            5,163         4,961
Separate account assets                                                                             1,443,767     1,136,859
                                                                                                    ---------     ---------
         Total assets                                                                              $3,221,467    $2,772,829
                                                                                                   ==========    ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $1,073,952     $ 960,480
      Universal life-type insurance                                                                   177,458       171,960
      Traditional life, disability income and long-term care insurance                                117,042       102,796
   Policy claims and other policyholders' funds                                                         4,778         2,343
   Deferred income taxes, net                                                                          23,848        22,085
   Other liabilities                                                                                   13,557        16,257
   Separate account liabilities                                                                     1,443,767     1,136,859
                                                                                                    ---------     ---------
         Total liabilities                                                                          2,854,402     2,412,780
                                                                                                    =========     =========
Commitments and contingencies
Stockholder's equity:
   Capital stock, $10 par value per share; 200,000 shares authorized, issued and outstanding            2,000         2,000
   Additional paid-in capital                                                                          49,000        49,000
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  31,229        35,141
   Retained earnings                                                                                  284,836       273,908
                                                                                                    ---------     ---------
         Total stockholder's equity                                                                   367,065       360,049
                                                                                                    ---------     ---------
Total liabilities and stockholder's equity                                                         $3,221,467    $2,772,829
                                                                                                   ==========    ==========

See accompanying Notes to Financial Statements.

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

Years ended December 31,
(In thousands)
                                                                                        2003            2002          2001
REVENUES
   Traditional life, disability income and long-term care insurance premiums          $ 21,698       $ 20,043      $ 20,566
   Policyholder and contractholder charges                                              29,726         28,838        27,238
   Mortality and expense risk and other fees                                            14,326         13,960        16,182
   Net investment income                                                                87,117         84,176        79,172
   Net realized loss on investments                                                       (338)        (8,481)      (26,426)
                                                                                      --------       --------      --------
      Total revenues                                                                   152,529        138,536       116,732
                                                                                      ========       ========      ========
BENEFITS AND EXPENSES Death and other benefits:
      Traditional life, disability income and long-term care insurance                   7,410          7,252         6,294
      Universal life-type insurance and investment contracts                            11,770          6,279        12,605
   Increase in liabilities for future policy benefits for traditional life, disability
income and long-term care insurance                                                      9,697          9,352         7,784
   Interest credited on universal life-type insurance and investment contracts          52,673         46,151        47,339
   Amortization of deferred policy acquisition costs                                     7,741         15,834        16,341
   Other insurance and operating expenses                                               17,024         12,333        13,668
                                                                                      --------       --------      --------
         Total benefits and expenses                                                   106,315         97,201       104,031
                                                                                      --------       --------      --------
Income before income taxes                                                              46,214         41,335        12,701
Income tax expense                                                                      15,286         14,302         4,685
                                                                                      --------       --------      --------
Net income                                                                            $ 30,928       $ 27,033      $  8,016
                                                                                      ========       ========      ========

See accompanying Notes to Financial Statements.

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS

Years ended December 31,
(In thousands)

                                                                                        2003            2002          2001
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                        $  30,928      $  27,033     $   8,016
   Adjustments to reconcile net income to net cash provided by operating activities:
      Policy loans, excluding universal life-type insurance:
         Issuance                                                                       (2,230)        (2,430)       (2,781)
         Repayment                                                                       2,566          2,912         3,167
      Change in accrued investment income                                                 (707)          (945)        2,570
      Change in amounts recoverable from reinsurers                                     (4,112)        (4,166)       (5,691)
      Change in premiums due                                                                23             58           (51)
      Change in accounts receivable                                                       (578)           867           144
      Change in other assets                                                              (202)          (169)       (4,203)
      Change in deferred policy acquisition costs, net                                 (17,027)       (15,208)      (10,376)
      Change in liabilities for future policy benefits for traditional life,
        disability income and long-term care insurance                                  14,246         14,898        11,801
      Change in policy claims and other policyholder's funds                             2,435         (4,461)        3,861
      Deferred income tax provision (benefit)                                            3,870          1,851        (4,763)
      Change in other liabilities                                                       (2,700)        (2,402)           68
      Amortization of premium (accretion of discount), net                                 808           (819)        3,477
      Net realized loss on investments                                                     338          8,481        26,426
      Policyholder and contractholder charges, non-cash                                (14,352)       (13,394)      (12,632)
      Other, net                                                                           194         (1,582)          126
                                                                                     ---------      ---------     ---------
         Net cash provided by operating activities                                      13,500         10,524        19,159
                                                                                     ---------      ---------     ---------
CASH FLOWS FROM INVESTING ACTIVITIES
   Available-for-Sale securities:
      Purchases                                                                       (718,910)      (590,944)     (429,487)
      Maturities, sinking fund payments and calls                                      139,530        198,972       117,961
      Sales                                                                            488,168        215,680       214,426
   Other investments, excluding policy loans:
      Purchases                                                                        (70,848)        (1,374)         (309)
      Sales                                                                             24,184         14,235        19,223
   Change in amounts due to and from brokers                                               (12)       (31,487)       32,364
                                                                                     ---------      ---------     ---------
         Net cash used in investing activities                                        (137,888)      (194,918)      (45,822)
                                                                                     ---------      ---------     ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                             141,822        174,235        56,228
   Surrenders and death benefits                                                       (61,174)       (15,299)      (81,988)
   Interest credited to account balances                                                52,673         46,151        47,339
   Universal life-type insurance policy loans:
   Issuance                                                                             (3,908)        (4,102)       (4,308)
   Repayment                                                                             4,484          4,150         3,544
   Cash dividends                                                                      (20,000)       (14,000)      (16,000)
                                                                                     ---------      ---------     ---------
Net cash provided by financing activities                                              113,897        191,135         4,815
                                                                                     ---------      ---------     ---------
   Net (decrease) increase in cash and cash equivalents                                (10,491)         6,741       (21,848)
   Cash and cash equivalents at beginning of year                                       24,106         17,365        39,213
                                                                                     ---------      ---------     ---------
   Cash and cash equivalents at end of year                                          $  13,615      $  24,106     $  17,365
                                                                                     =========      =========     =========
   Supplemental disclosures:
      Income taxes paid                                                              $  12,340      $  13,059     $   5,408
      Interest on borrowings                                                               108              6            35

See accompanying Notes to Financial Statements.

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

STATEMENTS OF STOCKHOLDER'S EQUITY

For the three years ended December 31, 2003
(In thousands)
                                                                                            Accumulated
                                                                                               other
                                                                              Additional   comprehensive                  Total
                                                                   Capital      paid-in   income (loss),   Retained   stockholder's
                                                                    stock       capital     net of tax     earnings      equity
Balance, January 1, 2001                                           $ 2,000    $ 49,000      $ (10,324)    $ 268,859     $ 309,535
Comprehensive income:
   Net income                                                           --          --             --         8,016         8,016
   Cumulative effect of adopting SFAS No. 133, net
      of income tax benefit of $486                                     --          --           (903)           --          (903)
   Net unrealized holding gains on Available-for-Sale securities arising during the year, net of
      deferred policy acquisition costs of ($416)
      and income tax expense of $16,188                                 --          --         30,065            --        30,065
   Reclassification adjustment for gains on Available-for-Sale securities included in net income, net
      of income tax expense of $7,673                                   --          --        (14,250)           --       (14,250)
                                                                   -------    --------      ---------     ---------     ---------
   Other comprehensive income                                           --          --         14,912            --        14,912
                                                                   -------    --------      ---------     ---------     ---------
   Comprehensive income                                                                                                    22,928
Cash dividends                                                          --          --             --       (16,000)      (16,000)
                                                                   -------    --------      ---------     ---------     ---------

Balance, December 31, 2001                                         $ 2,000    $ 49,000        $ 4,588     $ 260,875     $ 316,463
Comprehensive income:
   Net income                                                           --          --             --        27,033        27,033
   Net unrealized holding gains on Available-for-Sale securities arising during the year, net of
      deferred policy acquisition costs of ($2,833) and income tax
      expense of $13,606                                                --          --         25,268            --        25,268
   Reclassification adjustment for losses on
      Available-for-Sale securities included in net
      income, net of income tax benefit of $2,846                       --          --          5,285            --         5,285
                                                                   -------    --------      ---------     ---------     ---------
   Other comprehensive income                                           --          --         30,553            --        30,553
                                                                   -------    --------      ---------     ---------     ---------
   Comprehensive income                                                                                                    57,586
Cash dividends                                                          --          --             --       (14,000)      (14,000)
                                                                   -------    --------      ---------     ---------     ---------

Balance, December 31, 2002                                         $ 2,000    $ 49,000       $ 35,141     $ 273,908     $ 360,049
Comprehensive income:
   Net income                                                           --          --             --        30,928        30,928
   Net unrealized holding losses on Available-for-Sale securities arising during the year, net of deferred
      policy acquisition costs of ($1,041) and income tax
      benefit of $2,107                                                 --          --         (3,911)           --        (3,911)
   Reclassification adjustment for losses on
      Available-for-Sale securities included in net
      income, net of income tax benefit of $nil                         --          --             (1)           --            (1)
                                                                   -------    --------      ---------     ---------     ---------
   Other comprehensive loss                                             --          --         (3,912)           --        (3,912)
                                                                   -------    --------      ---------     ---------     ---------
   Comprehensive income                                                                                                    27,016
Cash dividends                                                          --          --             --       (20,000)      (20,000)
                                                                   -------    --------      ---------     ---------     ---------
Balance, December 31, 2003                                         $ 2,000    $ 49,000       $ 31,229     $ 284,836     $ 367,065
                                                                   =======    ========       ========     =========     =========

See accompanying Notes to Financial Statements.

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION AND NATURE OF OPERATIONS

Nature of business

IDS Life Insurance Company of New York (IDS Life of New York) is a stock life insurance company engaged in the insurance and annuity business in the state of New York. IDS Life of New York is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company.

IDS Life of New York's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life of New York's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life of New York has the option of paying a higher rate set at its discretion. IDS Life of New York also offers variable annuities, including the American Express Retirement Advisor Advantage(R) Variable Annuity and the American Express Retirement Advisor Select(R) Variable Annuity. Life insurance products currently offered by IDS Life of New York include universal life (fixed and variable, and joint life) and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life of New York also markets disability income insurance. Although IDS Life of New York discontinued marketing proprietary long-term care insurance at the end of 2002, it still retains risk on a block of existing contracts, 50% of which are reinsured.

Under IDS Life of New York's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life of New York's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short term securities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (IDS Life of New York's primary regulator) as reconciled in Note 10. Certain reclassifications of prior period amounts have been made to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Premium revenues

Premium revenues include premiums on traditional life, disability income and long-term care products. Such premiums are recognized as revenue when due.

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and policy loans. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" or EITF Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes" depending upon the instrument.

Contractholder and policyholder charges

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees, management and administration fees, which are generated directly and indirectly from IDS Life of New York's separate account assets. IDS Life of New York's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Fixed maturity and equity securities

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery.

Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default, or bankruptcy. IDS Life of New York also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in Net realized loss on investments within the Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, IDS Life of New York's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) and securitized loan trusts (SLTs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, default and recovery rates of the underlying investments and, as such, are subject to change. IDS Life of New York's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets".

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for loan losses. The estimated fair value of mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life of New York generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Cash and cash equivalents

IDS Life of New York defines cash equivalents as investments with a maturity at the date of their acquisition of three months or less. These investments are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of the interest margins associated with the products.

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For insurance and annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

Guaranteed Minimum Death Benefit

The majority of the variable annuity contracts offered by IDS Life of New York contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of IDS Life of New York's contracts containing a GMBD provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested, adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002, and 2001 were $1.8 million, $1.0 million, and $1.0 million, respectively. See Recently Issued Accounting Standards section of Note 2 herein for a description of Statement of Position 03-1.

Liabilities for future policy benefits

Liabilities for reported and unpaid life insurance claims are equal to the death benefits payable. For disability income and long-term care claims, unpaid claims liabilities are equal to benefit amounts due and accrued. Liabilities for incurred but not reported claims are estimated based on periodic analysis of the actual reported claim lag. Where applicable, amounts recoverable from reinsurers are separately recorded as receivables. For life insurance, no claim adjustment expense reserve is held. The claim adjustment expense reserves for disability income and long-term care are based on the claim reserves.

Liabilities for fixed and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 9.5%, depending on year of issue, with an average rate of approximately 6.3%.

Liabilities for future benefits on traditional life insurance, primarily term and whole life insurance, are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables, with modifications based on IDS Life of New York's experience. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on level term and cash value plans generally anticipated to be better than persistency on yearly renewable term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income policy reserves are 7.5% at policy issue and grade to 5% over 5 years. Anticipated interest rates for long-term care policy reserves are 7.75% to 9% at policy issue and grade to 6.5% to 7.0% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%, with an average of approximately 5.7%.

IDS Life of New York issues only non-participating life insurance contracts and has no short-duration life insurance liabilities.

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Reinsurance

Included in accounts receivables are amounts recoverable from reinsurers of $24.2 million and $20.1 million at December 31, 2003 and 2002, respectively.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by IDS Life of New York is $750,000 on any policy insuring a single life and $1.5 million on any policy insuring a joint-life combination. IDS Life of New York generally retains 10% of the mortality risk on new life insurance policies insuring a single life. Risk not retained is reinsured with other life insurance companies. Risk on universal life and variable universal life policies is reinsured on a yearly renewable term basis. Risk on term insurance and long-term care policies is reinsured on a coinsurance basis. IDS Life of New York retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes

IDS Life of New York's taxable income is included in the consolidated federal income tax return of American Express Company. IDS Life of New York provides for income taxes on a separate return basis. Under an agreement between AEFC and American Express Company, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business

Separate account assets and liabilities are funds held for the exclusive benefit of variable annuity and variable life insurance contract owners. IDS Life of New York receives mortality and expense risk fees from the separate accounts.

IDS Life of New York provides contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life of New York makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life of New York also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life of New York guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. IDS Life of New York also guarantees that the death benefit will continue to be payable at the current level less outstanding loans regardless of investment performance so long as the policy owners pays the contractual premium requirements for the death benefit guarantee provision.

Recently Issued Accounting Standards

In July 2000, the Financial Accounting Standards Board's (FASB) EITF issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". IDS Life of New York adopted the consensus as of January 1, 2001. Issue 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affected CDOs. Although there was no significant impact resulting from the adoption of Issue 99-20, IDS Life of New York holds structured securities that are accounted for under Issue 99-20.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. An entity is subject to consolidation according to the provisions of FIN 46, if, by design, either (i) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) as a group, the holders of the equity investment at risk lack: (a) direct or indirect ability to make decisions about an entity's activities; (b) the obligation to absorb the expected losses of the entity if they occur; or (c) the right to receive the expected residual return of the entity if they occur. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it is deemed to be the primary beneficiary which means that it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

The entities considered VIE's under FIN 46 include SLTs for which IDS Life of New York has an 8% ownership interest in each of two SLT structures. The SLTs provide returns to investors primarily based on the performance of an underlying portfolio of high-yield loans, which are managed by a related party. However, IDS Life of New York is not required to consolidate the SLTs as it is not the primary beneficiary. IDS Life of New York has a pro rata return based on the performance of up to $200 million of the high-yield loans. Currently, the underlying portfolio consists of $176.4 million in high-yield loans which have a market value of $172.5 million. The SLTs have an adjusted cost basis of $41.5 million. IDS Life of New York's maximum exposure to loss as a result of its investments in SLT's is represented by the carrying value which is $41.5 million.

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

FIN 46 does not impact the accounting for qualified special purpose entities as defined by Statement of Financial Accounting Standard (SFA's) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities," such as IDS Life of New York's CDO-related securitization trust established in 2001. That trust contains a majority of IDS Life of New York's rated CDO's whose retained interest in the trust had a carrying value of $16.9 million at December 31, 2003, of which $12.5 million is considered investment grade.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). IDS Life of New York is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by IDS Life of New York. IDS Life of New York expects to adopt SOP 03-1 on January 1, 2004, and will recognize any impact in IDS Life of New York's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 3, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

3. INVESTMENTS

Fixed maturity and equity securities

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                       Gross           Gross
(Thousands)                                                           Amortized     unrealized       unrealized     Fair
Fixed maturities:                                                       cost           gains           losses       value
Corporate bonds and obligations                                       $  672,575       $35,531         $2,792    $  705,314
Mortgage and asset-backed securities                                     405,743        13,064            578       418,229
Foreign corporates, government bonds and obligations                     143,875         8,919          1,142       151,652
Structured investments                                                    59,331             -            919        58,412
State and municipal obligations                                            5,995            30            192         5,833
U.S. Government agency obligations                                         3,426           128              -         3,554
                                                                      ----------       -------         ------    ----------
Total fixed maturity securities                                       $1,290,945       $57,672         $5,623    $1,342,994
                                                                      ==========       =======         ======    ==========
Common stocks                                                         $       --       $     8         $   --     $       8
                                                                      ----------       -------         ------    ----------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         Gross          Gross
(Thousands)                                                             Amortized     unrealized     unrealized       Fair
Fixed maturities:                                                         cost           gains         losses         value
Corporate bonds and obligations                                       $  505,026       $33,356        $ 7,717    $  530,665
Mortgage and asset-backed securities                                     548,018        26,687          1,406       573,299
Foreign corporates, government bonds and obligations                      86,814         7,807            123        94,498
Structured investments                                                    59,662             -          1,643        58,019
U.S. Government agency obligations                                           431            74              -           505
                                                                      ----------       -------        -------    ----------
Total fixed maturity securities                                       $1,199,951       $67,924        $10,889    $1,256,986
                                                                      ==========       =======        =======    ==========

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

(Thousands)                             Less than 12 months               12 months or more                  Total
Description of Securities            Fair value   Unrealized losses  Fair value  Unrealized losses  Fair value  Unrealized losses
Corporate debt securities            $141,774      $(2,854)             $479          $(18)          $142,253       $(2,872)
Mortgage and other asset-backed
   securities                          79,623         (578)               --            --             79,623          (578)
State and municipal obligations         3,810         (191)               --            --              3,810          (191)
Foreign corporates, government
  bonds and obligations                39,794       (1,063)               --            --             39,794        (1,063)
                                     --------      -------              ----          ----           --------       -------
Total                                $265,001      $(4,686)             $479          $(18)          $265,480       $(4,704)
                                     ========      =======              ====          ====           ========       =======

Note: Excludes structured investments that are accounted for pursuant to EITF 99-20, and are therefore outside the scope of EITF 03-1. At December 31, 2003, such investments had gross unrealized losses of $919 thousand.

Approximately 98 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. IDS Life of New York has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See the Fixed maturity and equity securities section of Note 2 for information regarding IDS Life of New York's policy for determining when an investment's decline in value is other-than-temporary.

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The following is a distribution of Available-for-Sale securities by maturity as of December 31, 2003:

                                                  Amortized         Fair
(Thousands)                                         cost            value
Due within 1 year                               $   23,368      $   24,023
Due after 1 year through 5 years                   172,391         182,420
Due after 5 years through 10 years                 593,344         619,710
Due after 10 years                                  96,099          98,612
Mortgage and asset-backed securities               405,743         418,229
                                                ----------      ----------
Total                                           $1,290,945      $1,342,994
                                                ==========      ==========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

At December 31, 2003 and 2002, bonds carried at $250 thousand and $298 thousand, respectively, were on deposit with the state of New York as required by law.

At December 31, 2003, fixed maturity securities comprised approximately 88 percent of IDS Life of New York's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $72 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agency's rating differ, the lower rating is used. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                 2003             2002
AAA                                                     34%             47%
AA                                                       2               1
A                                                       24              17
BBB                                                     31              28
BB                                                       5               5
Below investment grade                                   4               2
                                                       ---             ---
   Total                                               100%            100%
                                                       ===             ===

At December 31, 2003, approximately 89 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than ten percent of stockholder's equity.

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                  2003              2002              2001
Sales                       $488,168         $215,680          $214,426
Maturities                  $139,530         $198,972          $117,961
Purchases                   $718,910         $590,944          $429,487
                            --------         --------          --------

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $15.4 million, $7.2 million and $5.4 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized (losses) on sales of Available-for-Sale securities were approximately ($8.3 million), ($6.8 million) and ($18.3 million) for the same periods. IDS Life also recognized (losses) of approximately ($7.1 million), ($8.5 million) and ($13.0 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, IDS Life of New York recorded pretax losses of $31.0 million to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with IDS Life of New York's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors and to write down certain other investments. Within the Statements of Income, approximately $24.1 million of these losses are included in Net realized losses on investments and approximately $6.9 million are included in Net investment income.

During 2001, IDS Life of New York placed a majority of its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $22.0 million, into a securitization trust. In return, IDS Life of New York received $2.9 million in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $19.1 million. As of December 31, 2003, the retained interests had a carrying value of approximately $16.9 million, of which approximately $12.5 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF 99-20.

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Mortgages loans on real estate

At December 31, 2003, approximately 10 percent of IDS Life of New York's investments were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                                                             December 31, 2003           December 31, 2002
(Thousands)                                                               On balance   Funding        On balance    Funding
Region                                                                       sheet   commitments         sheet    commitments
West North Central                                                         $ 12,728     $ 3,850        $ 15,169       $--
East North Central                                                           38,402       5,575          18,951        --
South Atlantic                                                               23,313          --          19,466        --
Middle Atlantic                                                              11,941       2,800          11,363        --
Pacific                                                                      26,213          --           6,346        --
Mountain                                                                     29,395       2,700          28,895        --
New England                                                                   7,272          --           5,603        --
West South Central                                                            3,861         100              --        --
East South Central                                                            6,954          --           7,603        --
                                                                           --------     -------        --------       ---
                                                                            160,079      15,025         113,396        --
Less reserves for losses                                                      1,498          --           1,157        --
                                                                           --------     -------        --------       ---
Total                                                                      $158,581     $15,025        $112,239       $--
                                                                           ========     =======        ========       ===


                                                                             December 31, 2003           December 31, 2002
(Thousands)                                                               On balance   Funding        On balance    Funding
Property type                                                                sheet   commitments         sheet    commitments
Apartments                                                                 $ 42,719     $ 2,100        $ 37,635       $--
Department/retail stores                                                     39,426       9,350          36,571        --
Office buildings                                                             32,303       3,575          16,388        --
Industrial buildings                                                         25,897          --          13,506        --
Nursing/retirement                                                            3,525          --           4,072        --
Mixed Use                                                                     1,394          --              --        --
Hotels/Motels                                                                 2,994          --              --        --
Other                                                                         3,700          --              --        --
Medical buildings                                                             8,121          --           5,224        --
                                                                           --------     -------        --------       ---
                                                                            160,079      15,025         113,396        --
Less reserves for losses                                                      1,498          --           1,157        --
                                                                           --------     -------        --------       ---
Total                                                                      $158,581     $15,025        $112,239       $--
                                                                           ========     =======        ========       ===

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. Mortgage loans are first mortgages on real estate. IDS Life of New York holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2003, 2002 and 2001, IDS Life of New York's investment in impaired loans was $nil, $481 thousand and $nil, respectively.

During 2003, 2002 and 2001, the average recorded investment in impaired loans was $295 thousand, $37 thousand and $nil, respectively.

IDS Life of New York recognized interest income of $nil related to impaired mortgage loans for the years ended December 31, 2003, 2002, and 2001.

The following table presents changes in the reserve for mortgage loan losses:

(Thousands)                                                                               2003          2002           2001
Balance, January 1                                                                      $1,157         $  805          $303
Provision for mortgage loan losses                                                         341            352           502
                                                                                        ------         ------          ----
Balance, December 31                                                                    $1,498         $1,157          $805
                                                                                        ======         ======          ====

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Sources of investment income and realized (losses) gains on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2003          2002           2001
Income on fixed maturity securities                                                    $76,491        $71,665       $69,566
Income on mortgage loans on real estate                                                  8,830          9,483        10,682
Other                                                                                    3,272          3,890          (900)
                                                                                       -------        -------       -------
                                                                                        88,593         85,038        79,348
Less investment expenses                                                                 1,476            862           176
                                                                                       -------        -------       -------
Total                                                                                  $87,117        $84,176       $79,172
                                                                                       =======        =======       =======

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                               2003          2002           2001
Fixed maturity securities                                                                $   1        $(8,129)     $(25,924)
Mortgage loans on real estate                                                             (341)          (352)         (502)
Other                                                                                        2             --            --
                                                                                         -----        -------      --------
Total                                                                                    $(338)       $(8,481)     $(26,426)
                                                                                         =====        =======      ========

4. INCOME TAXES

IDS Life of New York qualifies as a life insurance company for federal income tax purposes. As such, IDS Life of New York is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense for the years ended December 31 consists of the following:

(Thousands)                                                                              2003          2002           2001
Federal income taxes:
   Current                                                                             $10,056        $11,383       $ 8,098
   Deferred                                                                              3,870          1,851        (4,763)
                                                                                       -------        -------       -------
                                                                                        13,926         13,234         3,335
State income taxes-current                                                               1,360          1,068         1,350
                                                                                       -------        -------       -------
Income tax expense                                                                     $15,286        $14,302       $ 4,685
                                                                                       =======        =======       =======

Income tax expense differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

(Thousands)                                                 2003                      2002                      2001
                                                   Provision     Rate         Provision    Rate         Provision     Rate
Federal income taxes based on the statutory rate   $16,175         35.0%    $14,467          35.0%       $4,445        35.0%
Tax-excluded interest and dividend income             (803)        (1.7)       (230)         (0.6)         (258)       (2.0)
State tax, net of federal benefit                      884          1.9         694           1.7           878         6.9
Other, net                                            (970)        (2.1)       (629)         (1.5)         (380)       (3.0)
                                                   -------         ----     -------          ----        ------        ----
Total income taxes                                 $15,286         33.1%    $14,302          34.6%       $4,685        36.9%
                                                   =======         ====     =======          ====        ======        ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account". At December 31, 2003, IDS Life of New York had a policyholders' surplus account balance of $798 thousand. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if IDS Life of New York is liquidated. Deferred income tax liabilities related to the policyholders' surplus account of $279 thousand have not been established because no distributions of such amounts are contemplated.

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of IDS Life of New York's deferred income tax assets and liabilities as of December 31 are as follows:

(Thousands)                                                                                             2003           2002
Deferred income tax assets:
   Policy reserves                                                                                    $33,834       $28,533
   Investments                                                                                         12,388        16,334
                                                                                                      -------       -------
Total deferred income tax assets                                                                       46,222        44,867
                                                                                                      -------       -------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   53,251        48,027
   Net unrealized gains, Available-for-Sale securities                                                 16,819        18,925
                                                                                                      -------       -------
Total deferred income tax liabilities                                                                  70,070        66,952
                                                                                                      -------       -------
Net deferred income tax liability                                                                     $23,848       $22,085
                                                                                                      =======       =======

IDS Life of New York is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that IDS Life of New York will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to IDS Life of New York's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $166.4 million, and $160.6 million as of December 31, 2003 and 2002, respectively (see Note 4 with respect to the income tax effect of certain distributions and Note 10 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory-basis net income and surplus).

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The state of New York adopted the provisions of the revised manual with modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that IDS Life of New York uses to prepare its statutory-basis financial statements. The impact of implementing these changes to IDS Life of New York's statutory-basis capital and surplus as of January 1, 2001 was not significant. Effective January 1, 2002, the state of New York further adopted additional provisions of the revised manual. The impact of implementing these changes to IDS Life of New York's statutory-basis capital and surplus as of January 1, 2002 was an increase of $5.1 million.

6. RELATED PARTY TRANSACTIONS

IDS Life of New York participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life of New York's share of the total net periodic pension cost was $30 thousand, $30 thousand, and $26 thousand in 2003, 2002, and 2001, respectively.

IDS Life of New York also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2003, 2002, and 2001 were $145 thousand, $127 thousand, and $48 thousand, respectively.

IDS Life of New York participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 2003, 2002 and 2001 were $nil.

IDS Life of New York has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2003, 2002, and 2001, which are calculated on the basis of commission earnings of the individual financial advisors, were $468 thousand, $199 thousand, and $199 thousand, respectively. Such costs are included in deferred policy acquisition costs.

IDS Life of New York maintains a "Persistency Payment Plan". Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 2003, 2002, and 2001 were $nil. Such costs are included in deferred policy acquisition costs.

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Charges by IDS Life and AEFC for the use of joint facilities, marketing services, technology support and other services aggregated $17.6 million, $23.2 million, and $19.9 million, for 2003, 2002, and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to IDS Life of New York may not be reflective of expenses that would have been incurred by IDS Life of New York on a stand-alone basis.

Included in other liabilities at December 31, 2003 and 2002 are payables of $1.2 million and $2.2 million respectively, to IDS Life for federal income taxes.

7. LINES OF CREDIT

IDS Life of New York has an available line of credit with AEFC of $25 million. The interest rate for the line of credit is established by reference to various indices plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

At December 31, 2003 and 2002, traditional life insurance and universal life-type insurance in force aggregated $7.5 billion and $7.0 billion respectively, of which $1.9 billion and $1.1 billion were reinsured at the respective year ends.

Premiums ceded to reinsurers amounted to $6.3 million, $6.6 million, and $2.6 million for the years ended December 31, 2003, 2002, and 2001, respectively. Recoveries from reinsurers other than IDS Life amounted to $131 thousand, $511 thousand, and $924 thousand for the years ended December 31, 2003, 2002, and 2001, respectively. Reinsurance contracts do not relieve IDS Life of New York from its primary obligations to policyholders.

IDS Life of New York has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $144.5 million and $163.5 million at December 31, 2003 and 2002, respectively. The accompanying statements of income include premiums of $nil for the years ended December 31, 2003, 2002, and 2001, and a decrease in liabilities for future policy benefits related to this agreement of $1 million for each of the years ended December 31, 2003, 2002 and 2001.

At December 31, 2003, IDS Life of New York had no commitments to purchase investments other than mortgage loan fundings (see Note 3).

IDS Life of New York is involved in a number of legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. IDS Life of New York believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life of New York believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS

IDS Life of New York discloses fair value information for financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. The fair value of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future values. Management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life of New York, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                    2003                       2002
(Thousands)                                                              Carrying      Fair         Carrying      Fair
Financial Assets                                                          amount       value         amount       value
Available-for-Sale securities:
Fixed maturities                                                        $1,342,994   $1,342,994   $1,256,986   $1,256,986
   Common stocks                                                                 8            8           --           --
Mortgage loans on real estate                                              158,581      166,091      112,239      124,228
Cash and cash equivalents                                                   13,615       13,615       24,106       24,106
Separate account assets                                                  1,443,767    1,443,767    1,136,859    1,136,859
Financial Liabilities
Future policy benefits for fixed annuities                              $  971,122   $  932,821   $  859,659   $  831,393
Separate account liabilities                                             1,246,413    1,201,081      990,689      949,785

IDS Life Insurance Company of New York -- Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $98.4 million and $95.8 million, respectively, and policy loans of $4.5 million and $5.0 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $197.4 million and $146.2 million, respectively.

10. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(Thousands)                                                                              2003          2002          2001
Net income, per accompanying financial statements                                     $ 30,928       $ 27,033      $  8,016
Deferred policy acquisition costs                                                      (16,185)       (14,624)       (9,584)
Adjustments of future policy benefit liabilities                                         5,849          8,845        (3,064)
Deferred income tax expense (benefit)                                                    3,870          1,851        (4,763)
Provision (reduction) for losses on investments                                            341            352        (1,314)
Interest maintenance reserves gain/loss transfer and amortization                       (5,343)        (2,178)        5,797
Adjustment to separate account reserves                                                  6,779         (7,940)       (3,636)
Other, net                                                                                (944)          (286)          552
                                                                                      --------       --------     ---------
Statutory-basis net income (loss)                                                     $ 25,295       $ 13,053     $  (7,996)
                                                                                      ========       ========     =========

(Thousands)                                                                              2003          2002          2001
Stockholder's equity, per accompanying financial statements                          $ 367,065      $ 360,049     $ 316,463
Deferred policy acquisition costs                                                     (184,357)      (168,371)     (155,996)
Adjustments of future policy benefit liabilities                                        31,857         21,826         6,165
Deferred income tax liabilities                                                         59,129         58,381         3,782
Asset valuation reserve                                                                 (7,349)        (8,112)      (11,195)
Adjustments of separate account liabilities                                             56,516         49,737        57,677
Adjustments of investments to amortized cost                                           (52,048)       (57,035)       (7,094)
Premiums due, deferred and in advance                                                    1,187          1,317         1,383
Deferred revenue liability                                                               4,584          4,901         5,102
Reserves for mortgage loan losses                                                        1,498          1,157           805
Non-admitted assets                                                                    (32,265)       (31,642)       (2,772)
Interest maintenance reserve                                                            (5,007)           337         2,515
Other, net                                                                             (22,161)       (19,644)      (12,911)
                                                                                     ---------      ---------     ---------
Statutory-basis capital and surplus                                                  $ 218,649      $ 212,901     $ 203,924
                                                                                     =========      =========     =========

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AMERICAN
 EXPRESS
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IDS Life Insurance Company of New York
20 Madison Avenue Extension
Albany, NY 12203
(800) 541-2251

                                                                 S-6226 R (4/04)